                             LETTER OF TRANSMITTAL

            TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING SHARES
                 OF COMMON STOCK OR REDEEMABLE COMMON STOCK OF

                                GENENTECH, INC.

             To: THE FIRST NATIONAL BANK OF BOSTON, EXCHANGE AGENT

                        By Mail:                                         By Overnight Courier:
           The First National Bank of Boston                       The First National Bank of Boston
                     P.O. Box 1889                                   Shareholder Services Division
                   Mail Stop 45-01-19                            150 Royall Street, Mail Stop 45-01-19
              Boston, Massachusetts 02105                             Canton, Massachusetts 02021

                                    By Hand:
                      BancBoston Trust Company of New York
                             55 Broadway, 3rd Floor
                            New York, New York 10006

                  DO NOT SEND STOCK CERTIFICATES TO GENENTECH

                      For Information Call: (617) 575-3400

    Delivery of this instrument to an address other than as set forth above does not constitute valid delivery.

Ladies and Gentlemen:

    In connection with the Agreement and Plan of Merger dated as May 23, 1995 (as amended to date, the "Agreement") among Genentech, Inc. ("Genentech"), Roche Holdings, Inc. ("Roche") and HLR (U.S.) II, Inc., the undersigned hereby transmits to you for exchange, on the terms and conditions of the Agreement and this Transmittal Letter, certificate(s) formerly representing shares of Genentech Common Stock, $0.02 par value per share (the "Genentech Common Stock") or Genentech Redeemable Common Stock, $0.02 par value per share (the "Genentech Redeemable Common Stock"), as follows:

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          Name and Address of Registered Owner                         Certificate(s) Surrendered
              (Please correct any errors)                        (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                Certificate              Shares Represented
                                                                 Number(s)                 by Certificate
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                                        TOTAL SHARES
----------------------------------------------------------------------------------------------------------------

/ / If any of the Genentech stock certificates which you own have been lost or destroyed, check this box and see Instruction 4. Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of Genentech Common Stock or Genentech Redeemable Common Stock
    represented by the lost or destroyed certificates.          (Number of
    Shares)

    ON JUNE 30, 1995, THE THEN OUTSTANDING GENENTECH REDEEMABLE COMMON STOCK WAS AUTOMATICALLY CONVERTED INTO GENENTECH COMMON STOCK. NO ACTION ON THE PART OF STOCKHOLDERS WAS REQUIRED TO EFFECT SUCH CONVERSION, AND THE CERTIFICATES REPRESENTING GENENTECH REDEEMABLE COMMON STOCK AUTOMATICALLY REPRESENTED GENENTECH COMMON STOCK AFTER SUCH DATE. PURSUANT TO THE AGREEMENT AND FOLLOWING THE AFFIRMATIVE VOTE OF THE STOCKHOLDERS OF GENENTECH, ON OCTOBER 25, 1995, THE GENENTECH COMMON STOCK HELD BY PERSONS OTHER THAN ROCHE AND ITS AFFILIATES WAS CONVERTED INTO GENENTECH CALLABLE PUTABLE COMMON STOCK, $0.02 PAR VALUE PER SHARE (THE "GENENTECH SPECIAL COMMON STOCK"). THUS, STOCK CERTIFICATES FORMERLY REPRESENTING GENENTECH REDEEMABLE COMMON STOCK OR GENENTECH COMMON STOCK NOW REPRESENT THE RIGHT TO RECEIVE AN EQUIVALENT NUMBER OF SHARES OF GENENTECH SPECIAL COMMON STOCK PURSUANT TO THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL. YOU MUST SURRENDER THE CERTIFICATE(S) CURRENTLY HELD BY YOU IN ORDER TO RECEIVE NEW CERTIFICATES REPRESENTING SPECIAL COMMON STOCK.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the certificate(s) for the shares of Genentech Common Stock or Genentech Redeemable Common Stock surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever.

     Certificate(s) must be endorsed or accompanied by appropriate stock powers and signatures guaranteed if the new certificate representing shares of Genentech Special Common Stock is to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Transmittal Letter. (See Instruction 3)

     Please mail to the undersigned as instructed below, a new certificate representing the number of shares of Genentech Special Common Stock equal to the number of shares formerly represented by the enclosed certificate(s).

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 3 AND 7)

     Fill in ONLY if the Genentech Special Common Stock is to be issued in a name other than the undersigned.

Name:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   (Please Print: First, Middle & Last Name)

Address:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Number and Street)

-------------------------------------------------------------------------------
                            (City, State & Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 3 AND 7)

     Fill in ONLY if the Genentech Special Common Stock is to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

     Deliver certificate(s) to:

Name:
-------------------------------------------------------------------------------
                   (Please Print: First, Middle & Last Name)

Address:
-------------------------------------------------------------------------------
                              (Number and Street)

-------------------------------------------------------------------------------
                            (City, State & Zip Code)

Is this a permanent address change?
/ / YES  / / NO  (Check one box)

--------------------------------------------------------------------------------

     All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors, or assigns of the undersigned.

PLEASE SIGN HERE

X                                      DATED:                         , 199
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                        (Signature(s) of Stockholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of Genentech Common Stock or Genentech Redeemable Common Stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. (See Instruction 3) If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper evidence of authority to so act.) (See Instruction 2)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

Signature(s) Guaranteed by
                     (Only if required. See Instruction 3)

--------------------------------------------------------------------------------
                   (Title of Officer Signing this Guarantee)

--------------------------------------------------------------------------------
                    (Name of Guaranteeing Firm-Please Print)

--------------------------------------------------------------------------------
                         (Address of Guaranteeing Firm)

                    INSTRUCTIONS FOR SURRENDERING SHARES OF
          GENENTECH COMMON STOCK OR GENENTECH REDEEMABLE COMMON STOCK
                  FOR SHARES OF GENENTECH SPECIAL COMMON STOCK

     1. GENERAL. PLEASE DO NOT SEND YOUR STOCK CERTIFICATE(S) DIRECTLY TO GENENTECH. The Genentech Common Stock certificate(s) or Genentech Redeemable Common Stock certificate(s), together with this Letter of Transmittal, properly signed and completed, or a facsimile hereof, and any supporting documents (see Instruction 2), should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent at any of the addresses listed on the front side. The method of transmitting the Genentech stock certificate(s) is at your option and risk, but IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Genentech stock certificate(s) surrendered unless the shares described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" or the "Special Delivery Instructions" box is completed, then the signature(s) on this Letter of Transmittal must be guaranteed as specified in Instruction 3 below.

     If this Letter of Transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his full title in such capacity and enclose appropriate evidence of his authority to so act. If additional documents are required by the Exchange Agent, you will be so advised.

     3. ENDORSEMENT OF CERTIFICATE(S); MEDALLION GUARANTEES. IF THE GENENTECH SPECIAL COMMON STOCK CERTIFICATE IS TO BE ISSUED IN THE SAME NAME AS THE REGISTERED HOLDER(S) OF THE SURRENDERED GENENTECH STOCK CERTIFICATE(S), SUCH CERTIFICATE(S) NEED NOT BE ENDORSED OR ACCOMPANIED BY SEPARATE STOCK POWERS AND THE SIGNATURE(S) NEED NOT BE GUARANTEED. If, however, any Genentech Special Common Stock certificate is to be issued in a name different from that of the registered holder(s) or sent to any person(s) other than the person(s) who sign this Transmittal Letter, then (i) the Genentech certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s); (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of the Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP; and (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the delivery to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. In such case the "Special Issuance Instructions" box and/or the "Special Delivery Instructions" box must be completed and the signature(s) on this Letter of Transmittal must be guaranteed as specified above.

     4. LOST OR DESTROYED STOCK CERTIFICATES. If any Genentech stock certificates have been lost, stolen or destroyed, please check the box on the front of this Transmittal Letter and fill in the blank to show the number of shares represented by lost, stolen or destroyed stock certificates. You will be instructed as to the steps you must take in order to receive a Genentech Special Common Stock certificate in accordance with the Agreement.

     5. INQUIRIES. All questions regarding appropriate procedures for surrendering Genentech stock certificate(s) should be directed to the Exchange Agent at the address set forth on the front side or by telephone at (617) 575-3400.

     6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the address set forth on the front side.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate in Special Issuance Instructions the name and address of the person in whose name a new Genentech Special Common Stock certificate is to be issued if it is to be issued in the name of someone other than the person(s) signing this Letter of Transmittal. Indicate in Special Delivery Instructions the name and address to which the new certificate is to be sent if it is to be sent (i) to someone other than the person(s) signing this Letter of Transmittal, or (ii) to the person(s) signing this Letter of Transmittal at an address other than that appearing on the label on the face of this Transmittal Letter.